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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K



                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                        Date of Report: March 29, 1999
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                    PLATINUM technology International, inc.
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              (Exact Name of Registrant as Specified in Charter)




            Delaware                  0-19058             36-3509662
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(State or Other Jurisdiction         (Commission        (IRS Employer
       of incorporation)             File Number)      Identification No.


1815 South Meyers Road, Oakbrook Terrace, Illinois         60181
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  (Address of Principal Executive Offices)               (Zip Code)

     Registrant's telephone number, including area code:   (630) 620-5000
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Item 5.   Other Events.

On March 29, 1999, PLATINUM technology International, inc. (the "Company") entered into an Agreement and Plan of Merger (the "Agreement"), dated as of March 29, 1999, by and among the Company, Computer Associates International, Inc. ("Purchaser") and HardMetal, Inc., a wholly-owned subsidiary of Purchaser
("Merger Sub").   A copy of the Agreement is attached hereto as Exhibit 99.1.

Pursuant to the terms of the Agreement, Merger Sub will offer to purchase each outstanding share of the Common Stock of the Company for $29.25 in cash and will purchase all of the shares validly tendered and not withdrawn (the "Offer"). Consummation of the Offer is subject to certain conditions described in the Agreement, including (1) a condition that at least a majority of all outstanding shares of Common Stock (assuming exercise of all outstanding options, rights and convertible securities) are tendered and not withdrawn and (2) the expiration or termination of the applicable antitrust waiting period. The Offer will commence no later than April 5, 1999. Upon consummation of the Offer and subject to certain conditions described in the Agreement (including the approval of the Company's stockholders, if necessary), Merger Sub will merge with and into the Company, with the Company becoming a subsidiary of Purchaser (the "Merger").

On March 29, 1999, the Company amended the Rights Agreement, dated as of December 21, 1995, by and between the Company and Harris Trust and Savings Bank (the "Rights Agreement"). The amendment (the "Rights Amendment") renders the Rights Agreement inapplicable to the transactions contemplated by the Merger Agreement, including the Offer and the Merger. The Rights Amendment is filed as
Exhibit 2 to the Company's Registration Statement on Form 8-A/A (Amendment No.
2), filed with the Securities and Exchange Commission on March 31, 1998.

On March 29, 1999, the Company and Purchaser issued the joint press release attached hereto as Exhibit 99.3 relating to the transactions.

The information contained in the Agreement, the Rights Amendment and the press release are incorporated herein by reference.

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Item 7.   Financial Statements, Pro Forma
          Financial Information and Exhibits.

     (c)  Exhibits

          99.1 Agreement and Plan of Merger, dated as of March 29, 1999, by and among Computer Associates International, Inc., HardMetal, Inc. and PLATINUM technology International, inc.

          99.2 Amendment No. 1, dated as of March 29, 1999, to the Rights Agreement, dated as of December 21, 1995, between the Company and Harris Trust and Savings Bank, as incorporated by reference to Exhibit 2 to the Company's Registration Statement on Form 8-A/A (Amendment No. 2), filed with the Securities and Exchange Commission on March 31, 1999.

          99.3           Press Release dated March 29, 1999.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PLATINUM technology, International inc.


Dated: April 5, 1999                By:    /s/ MICHAEL P. CULLINANE
                                          -----------------------------------
                                          Michael P. Cullinane
                                          Executive Vice President, Chief
                                          Financial Officer and Treasurer


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                                 EXHIBIT INDEX
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   Exhibit No.                   Exhibit
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     99.1           Agreement and Plan of Merger, dated as of March 29, 1999, by and among Computer Associates International, Inc.,
                    HardMetal, Inc. and PLATINUM technology International, inc.

     99.3           Press Release dated March 29, 1999.


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